Commitments and Contingencies - Schedule of Future Minimum Rental Payments (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2021	$ 1,207	$ 2,150
2022	2,866	2,866
2023	3,070	3,070
2024	2,132	2,132
2025	2,089	2,089
After 2025	5,088	5,088
Total future minimum lease payments	$ 16,452	$ 17,395